                                                                    Exhibit 10.6


[Certain information marked with two asterisks (**) in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions]

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                              LOCATION AGREEMENT
                    FOR COIN AND NON-COIN OPERATED MACHINES

Each party to this Agreement will hold in strict confidence from any other person or entity, the subject matter and the terms and provisions of this Agreement, unless compelled to disclose such information by governmental or regulatory authorities.

This Agreement is made on February 11, 1999, between SAFEWAY, INC., herein
                                                     -------------
called ACCOUNT, and GW SERVICES, INC., herein called GLACIER, and relates to the placement and operation of GLACIER'S Water Vending Machines, as follows:

GLACIER is the owner of water processing machine(s), herein called machine(s), and desires to place the machine(s) at the premises owned or leased by the ACCOUNT in order to sell processed water to the public.

The ACCOUNT agrees to permit a machine(s) to be placed at its place of business under the below described terms and conditions:

1.   PLACEMENT AND OPERATION OF MACHINES

      a) ACCOUNT agrees that GLACIER shall have the right to place a machine(s) at the specific location(s) designated by ACCOUNT within the municipality known and numbered (see Exhibit A), and any new locations acquired by ACCOUNT while under this Agreement, upon approval by GLACIER. ACCOUNT represents and warrants to GLACIER that ACCOUNT has full authority to permit GLACIER to operate its water processing machine(s) at the property described in this paragraph and that there are no restrictions or agreements with any person or entity which prohibit the operation of a machine at the property. ACCOUNT will cause to be removed immediately, any water vending equipment that provides substantially the same function as GLACIER'S equipment.

      b) GLACIER agrees to place a machine(s) at the location(s) designated by ACCOUNT and to incur the initial costs of permits and licenses, water, electrical and drain connection improvements necessary for the operation of the machine(s).

      c) ACCOUNT agrees to provide GLACIER with electrical current and city tap water at ACCOUNT'S expense during the term of this Agreement in sufficient amounts to allow the machine(s) to properly operate.

      d) GLACIER agrees to maintain the machine(s) in good condition and repair and in full compliance with all health and safety regulations of government authorities pertaining to water quality. GLACIER agrees to maintain in full force and effect any permits or licenses required by governmental authorities to sell processed water.

      e) ACCOUNT agrees to promptly report any damage to, or malfunction of the machine to GLACIER. ACCOUNT agrees to allow GLACIER, its agents, contractors, and employees access to the property for the purpose of maintaining and servicing the machine(s). GLACIER will maintain all machines in accordance with federal and state standards in effect at the machine location(s).

      f) GLACIER shall have the discretion to determine whether the machine(s), once placed on ACCOUNT'S property, is sufficiently profitable to merit continued operation at that location. If GLACIER determines that the machine(s) is not sufficiently profitable, the machine(s) shall be removed from the location by GLACIER and this Agreement will be terminated with respect to that location only.

                                    1 of 7             Initials: /s/ GS  /s/ GEC
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                              LOCATION AGREEMENT
                    FOR COIN AND NON-COIN OPERATED MACHINES


II.   FINANCIAL TERMS AND CONDITIONS

      a) This Agreement shall commence on the date of installation of initial GLACIER machine(s) or upon signature of both parties, whichever is later, and shall remain in effect for a period of sixty (60) months. This Agreement will automatically renew for one year at the conclusion of the initial term and for each anniversary thereafter until canceled in writing with at least 60 days notice by ACCOUNT or GLACIER.

      b) For non-coin operated machine(s), ACCOUNT agrees to collect and remit to GLACIER the proceeds from the sale of water dispensed by the machine(s). ACCOUNT shall make the necessary additions to its in-store accounting system to enable it to transact the sale of processed water dispensed by GLACIER'S machine(s). ACCOUNT shall be responsible for collecting from the customer the sales price, as determined in accordance with this Agreement, for each gallon of water dispensed.

      c) For non-coin operated machine(s), on a weekly basis, GLACIER's Service Representative shall record, and ACCOUNT's store representative shall sign and receive a copy of, the meter reading from the machine(s) indicating the number of gallons of water dispensed. Gallons sold shall be computed by GLACIER on a four-week period based on total gallons dispensed as indicated by the weekly meter readings, multiplied by the sales price. Gallons sold will be multiplied by the sales price to determine Gross Sales for the reporting period.

      d) GLACIER will determine the sales price for all locations with regard to the area and the competitive market.

      e) ACCOUNT will earn a Commission based on a percentage of Gross Sales, which commission shall be calculated in accordance with the commission structure attached as Exhibit B, and shall be net of taxes and fees (including but not limited to permits, licenses, regulatory fees and inspection costs) relating to the operation of the machines (cumulatively, the Fees). A commission percentage shall be calculated separately for each location, based on the joint performance of all machines at that location. GLACIER shall provide a monthly accounting of pertinent financial data on each machine to ACCOUNT.

      f) For coin-operated machine(s), GLACIER agrees to pay to ACCOUNT on or before the 25/th/ of each month, for the previous month's sales performance, a percentage of the net water sales from each coin-operated machine per the attached Exhibit B. The amount paid will be determined by the joint performance of all water processing machines at any given location.

      g) ACCOUNT agrees to honor all promotional coupons or other giveaways authorized by GLACIER. ACCOUNT will redeem such coupons with GLACIER in accordance with instructions on the coupons, and GLACIER, upon receipt of such coupons, will reimburse ACCOUNT the value of the coupons on a monthly basis.

      h) ACCOUNT agrees to and is bound by the terms set forth in the attached CREDIT AGREEMENT.

III.  ADDITIONAL TERMS

      a) GLACIER shall provide evidence of Commercial General Liability Insurance at Account's request. The limits of said coverage shall be not less than $1,000,000 Combined Single Limit for Bodily Injury, Death and/or Property Damage. Further, Glacier agrees to place this insurance with a company rated by A.M. Best and have a "Best" rating of at least A-,VII.

      b) ACCOUNT understands and agrees that the machine(s) shall at all times remain the property of GLACIER.

      c) GLACIER understands and agrees that this Agreement constitutes only a license to use a portion of the property

                                    2 of 7             Initials: /s/ GS  /s/ GEC
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

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                              LOCATION AGREEMENT
                    FOR COIN AND NON-COIN OPERATED MACHINES

           described above and shall not be construed to be a lease, easement or any other interest in real property.

      d) During the term of this Agreement, ACCOUNT agrees not to authorize the placement of another water vending device, either inside or outside, without first obtaining the consent of GLACIER. ACCOUNT further agrees not to interfere with sales from or discourage the use of GLACIER's machine(s) by any means whatsoever.

      e) This Agreement shall be binding upon not only the parties hereto, but their respective heirs, legal representatives, successors and assigns (except as provided herein).

      f) ACCOUNT shall not have the right to assign this Agreement without the prior written consent of the GLACIER.

      g) Any notice which one party desires to give to the other shall be in writing and shall be either delivered personally or sent by United States mail, postage prepaid, certified, return receipt requested to the current address of each party. This Agreement will be governed under the laws of the state of California.



ACCOUNT NAME:                SAFEWAY, INC.
                ---------------------------------------------

AUTHORIZED BY:               /s/ Gary Smith
                ---------------------------------------------
                                SIGNATURE

                             Gary Smith
                ---------------------------------------------
                              PRINTED NAME

               Signed this   8/th/    day of   Feb   , 1999
                             --------          ------      ----

GW SERVICES, INC.

          BY:    /s/ Gerry Compas Vice Pres of Sales
                 ---------------------------------------------
                     Gerry Compas, Vice President of Sales


                                    3 of 7             Initials: /s/ GS  /s/ GEC
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

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                              LOCATION AGREEMENT
                    FOR COIN AND NON-COIN OPERATED MACHINES


                                CREDIT AGREEMENT

     1. AGREEMENT TERMS. The word "Account" means your account with Glacier Water Services, Inc. The words "you," "your," or "yours" means you and any person or persons who are also contractually liable under this Agreement. The words "we," "us," and "our" means Glacier Water Services, Inc., a Delaware corporation.

     2. PROMISE TO PAY. You agree to pay in U. S. Dollars the outstanding balance of your Account, including applicable finance charges and other late fees and charges, incurred by you. All checks must be drawn on funds on deposit in the U.S. We may accept late payments or partial payments or checks and money orders marked "payment in full" without losing any of our rights under this Agreement.

     3. BILLING. You will receive invoices for bottle purchases at the time of bottle delivery. You will receive periodic (weekly or monthly) invoices for water vending. Payment of all invoices is due within 20 days of the date of our invoice to you (the "Payment Due Date"). In the event that any monthly commission due you for outside machines exceeds the invoice amount for indoor water vending, the water vending amount will be deducted from your commission check and you will not receive an invoice. Bottle invoices must be paid, and will not be deducted from outside commissions.

     4. RETURNED CHECK CHARGES. To the extent not prohibited by law, you will pay us a $15.00 returned check charge for each check that is returned unpaid.

     5.   FINANCE CHARGE.   If you do not pay in full the outstanding balance on
your Account by the Payment Due Date, you will be obligated to pay us a Finance Charge at a periodic rate of 1.5% per month (ANNUAL PERCENTAGE RATE: 18.0%) on the outstanding balance of your Account assessed from the Payment Due Date until paid in full. The Finance Charge shall be payable on the entire unpaid balance of your Account, including unpaid Finance Charges from previous periods.

     6. NON PAYMENT. If your Account balance is delinquent or in default, we may suspend or cancel your Account in our discretion. We may remove our water vending machine(s) from your location in our discretion without further notice to you if your Account is in default.

     7. DEFAULT - COLLECTION COSTS AND LIQUIDATED DAMAGES. You are in default if you fail to comply with the terms of this Agreement, including failing to make a required payment when due. If you are in default, we may charge you reasonable attorney's fees and court or other collection costs as permitted by law and as actually incurred by us, including post-judgment motions, contempt proceedings, garnishment, levy, debtor and third party examinations, discovery, bankruptcy litigation and appeals of any order or judgment. If we remove our water vending machines from your location because your Account is in default, you agree to pay us $1,000.00 as Liquidated Damages to offset the costs that may be incurred by us in undertaking such removal, whether our actual costs are greater or less than $1,000.00. You acknowledge that the actual costs of such removal are difficult or impossible to estimate and that the amount of Liquidated Damages provided in this paragraph is a reasonable estimate of the costs of removal, travel, storage and administrative expenses that may be incurred by us. Notwithstanding our right to receive Liquidated Damages from you pertaining to removal of our water vending machine(s) pursuant to this paragraph, we reserve all of our rights to seek damages against you for your breach of this Credit Agreement, the Location Agreement and any other agreements between us.

     8. GOVERNING LAW. This Agreement shall be governed by, construed under and interpreted in accordance with the laws of the state of California.

                                    4 of 7             Initials: /s/ GS  /s/ GEC
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

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                              LOCATION AGREEMENT
                    FOR COIN AND NON-COIN OPERATED MACHINES


                                   EXHIBIT A
            If multiple locations attach store listing as Addendum A


Company / Location Name:                            SAFEWAY, INC.
(Address where machine is located)  --------------------------------------------
                                                    LOCATION NAME

                                    --------------------------------------------
                                                    STREET ADDRESS

                                    ============================================
                                               CITY / STATE / ZIP CODE

                                    --------------------------------------------
                                               AREA CODE / PHONE NUMBER

                                    ============================================
                                                    CONTACT PERSON


       AGREEMENT CAN NOT BE PROCESSED WITHOUT THE FOLLOWING INFORMATION



Billing (invoice) information:                      SAFEWAY, INC.
                                    --------------------------------------------
                                                     MAILING ADDRESS

                                    ============================================
                                                CITY / STATE / ZIP CODE

                                    --------------------------------------------
                                                AREA CODE / PHONE NUMBER

                                    ============================================
                                                   CONTACT PERSON


Payable (check) information:
                                                   MAILING ADDRESS

                                    ============================================
                                               CITY / STATE / ZIP CODE

                                    --------------------------------------------
                                               AREA CODE / PHONE NUMBER


                                    ============================================
                                                    CONTACT PERSON

                                    5 of 7            Initials: /s/ GS  /s/ GEC
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

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                              LOCATION AGREEMENT
                    FOR COIN AND NON-COIN OPERATED MACHINES



                                   EXHIBIT B


                             FOR EXISTING MARKETS
          =======================================================
            Average Gallons                     Commission
               Per Day                          Percentage
          -------------------------------------------------------
            0-200.00                                **
          -------------------------------------------------------
              201+                                  **
          =======================================================
                                                          S/50-60
           .  **
           .  **
           .  **
           .  **



                          NEW LOCATON/EXPANSION AREAS
          =======================================================
            Average Gallons                     Commission
                Per Day                         Percentage
          -------------------------------------------------------
                0 - 99.99                           **
          -------------------------------------------------------
           100.00 - or greater                      **
          =======================================================
                                                          SC4050
           .  **
           .  **
           .  **
           .  **



** Confidential treatment requested.


                                       6 of 7         Initials: /s/ GS  /s/ GEC
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

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                            PREPAID MARKETING FUNDS


The following shall act as an Addendum to the accompanying LOCATION AGREEMENT, (Agreement), between GW SERVICES, INC., (GLACIER), and SAFEWAY, INC. (ACCOUNT).
                                                       -------------

The start date and the term of this Addendum shall be as indicated in Section II, Paragraph (a) of the Location Agreement. GLACIER will pay ACCOUNT a total
of                **                    (for             **             stores
    -----------------------------------         -----------------------
listed below) for the full term of the Agreement. Should a store close during the term, the remaining unamortized amount will be refunded to GLACIER or transferred to a new location. Should a new store open during the term, additional funds will be paid on a pro rata basis determined by the months
remaining on the initial term.  (The amortized amount is rounded off to   **
                                                                        -----
per month per location for existing market stores and       **       per month
                                                      --------------
for new location / expansion area stores as identified on page 6 of this agreement.

Prepaid Marketing Funds are paid in consideration for developing the water vending business, as follows:

      1.  Account demonstration surcharge fee waived.

      2.  Commission payments reduced to 10% during demonstration periods.

      3.  To employ new Point of Purchase signage on machines.

      4. To include GLACIER a minimum of one weekly advertisement per calendar quarter.


ACCOUNT:         SAFEWAY, INC.
           ------------------------------------------------------
      By:        /s/ Gary Smith
           ------------------------------------------------------
           Name and Title    Gary Smith, Sr. Vice President


      Signed this  2/8       day of                , 19 99 .
                 -----------        --------------     ----
GW SERVICES, INC.

      By:        /s/ Gerry Compas, Vice President of Sales
           --------------------------------------------------------
                 Gerry Compas, Vice President, Sales

     Signed this  11/th/     day of  February         , 19 99  .
                ------------       -------------------    -----

     *Safeway Northern California          **            **
     *Safeway/Vons/Pavillions, CA, NV      **            **
     *Safeway Arizona                      **            **
     *Safeway Seattle, WA                  **            **
     *Safeway Portland, OR                 **            **
     *Safeway Denver, CO                   **            **
     *Safeway Eastern, MD, WA/DC           **            **

** Confidential treatment requested.

                                    7 of 7            Initials: /s/ GS  /s/ GEC
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